UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2012 (November 16, 2012)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On November 16, 2012, SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P. (“SL Green OP”) and Reckson Operating Partnership, L.P. (“Reckson”) entered into a $1.6 billion credit facility, which includes a $400 million term loan facility (the “Term Loan Facility”) and a $1.2 billion revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Credit Facility”).  The Term Loan Facility matures on March 30, 2018.  The Revolving Credit Facility matures on March 31, 2017 and includes two six-month extension options, subject to certain conditions and the payment of an extension fee of 10 basis points for each such extension.  We also have an option, subject to customary conditions, without the consent of existing lenders, to increase the capacity under the Revolving Credit Facility to $1.5 billion at any time prior to the maturity date for the Revolving Credit Facility, by obtaining additional commitments from our current lenders and other financial institutions.   The Credit Facility replaces our existing revolving credit facility.

The Credit Facility bears interest at a spread over LIBOR with an interest period of 7 days or one, three or six months, as we may elect, ranging from (i) 100 basis points to 175 basis points for loans under the Revolving Credit Facility and (ii) 115 basis points to 200 basis points for loans under the Term Loan Facility, in each case based on the credit rating assigned to the senior unsecured long term indebtedness of Reckson.  At November 16, 2012, the applicable spreads were 145 basis points for loans under the Revolving Credit Facility and 165 basis points for loans under the Term Loan Facility.  The Credit Facility also contains a competitive bid option that allows banks that are part of the lender consortium to bid to make loan advances to us at a reduced interest rate.  We are required to pay quarterly in arrears a 15 to 35 basis point fee on the unused balance of the commitments under the Revolving Credit Facility, which fee is based on the credit rating assigned to the senior unsecured long term indebtedness of Reckson.

The Credit Facility contains certain restrictions and covenants that may limit, among other things, our ability to pay dividends (as discussed below), make certain types of investments, incur certain additional indebtedness by our subsidiaries which are not borrowers, incur liens and enter into negative pledge agreements, merge, consolidate or sell all or substantially all of our assets and enter into transactions with affiliates, and that require us to maintain a minimum tangible net worth (applicable only to Reckson and its subsidiaries) of not less than $2.0 billion, a maximum ratio of total indebtedness to total asset value (applicable to both Reckson and its subsidiaries and the Company and its subsidiaries) of not more than 0.60 to 1.00, a minimum ratio of EBITDA to fixed charges (applicable to both Reckson and its subsidiaries and the Company and its subsidiaries) of not less than 1.50 to 1.00, which ratio will be increased to 1.75 to 1.00 if a change of control occurs, a maximum ratio of secured indebtedness to total asset value (applicable only to Reckson and its subsidiaries) of not more than 0.40 to 1.00 and a maximum ratio of unsecured indebtedness to unencumbered asset value (applicable only to Reckson and its subsidiaries) of not more than 0.60 to 1.00.  The dividend restriction referred to above provides that we will not during any time when we are in default (other than payment or bankruptcy default) under the Credit Facility make distributions with respect to common stock or other equity interests in an aggregate amount that is in excess of the amount necessary to enable us to continue to qualify as a REIT for Federal Income Tax purposes and that we will not during any time when we are in payment or bankruptcy default under the Credit Facility make any distributions with respect to common stock or other equity interests.  The Credit Facility is also subject to customary events of default.

The Company, SL Green OP and Reckson are borrowers jointly and severally obligated under the Credit Facility.  The lending group for the Credit Facility consists of Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as the Lead Arrangers, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities, Inc., as the Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, Deutsche Bank Securities Inc., Bank of America, N.A. and Citigroup Global Markets Inc., as the Documentation Agents, and the other lenders and agents a party thereto.

The description of the Credit Facility contained in this report is qualified in its entirety by reference to the complete text of the Credit Facility, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Facility above under Item 1.01 is incorporated by reference herein.

Item 8.01.                                        Other Events.

On November 19, 2012, the Company issued a press release announcing that it, SL Green OP and Reckson had entered into the Credit Facility.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Amended and Restated Credit Agreement, dated as of November 16, 2012, by and among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P., as Borrowers, each of the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as the Lead Arrangers, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities, Inc., as the Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, and Deutsche Bank Securities Inc., Bank of America, N.A. and Citigroup Global Markets Inc. as the Documentation Agents and the other agents party thereto.

99.1                        Press release, dated November 19, 2012, announcing entry of the Company, SL Green OP and Reckson into the Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ James Mead
James Mead
Treasurer

Date:  November 21, 2012